FOR IMMEDIATE ISSUE

STAGWELL INC. (NASDAQ: STGW) REPORTS RESULTS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023

Revenue of $632 million
Net revenue of $539 million
Q2 net new business of $75 million, bringing LTM net new business to record $256 million
International revenue grew 9% led by particularly strong growth in Asia-Pacific of 17%
Adjusts full-year outlook

New York, NY, August 8, 2023 (NASDAQ: STGW) – Stagwell Inc. (“Stagwell”) today announced financial results for the three and six months ended June 30, 2023.

SECOND QUARTER AND SIX MONTHS HIGHLIGHTS:

•Q2 revenue of $632 million, a decrease of 6% versus the prior year period; YTD revenue of $1,255 million, a decrease of 5% versus the prior year period
•Q2 net revenue of $539 million, a decrease of 3% versus the prior period; YTD net revenue of $1,061 million, a decrease of 2% versus the prior year period
•Q2 organic net revenue declined 5% versus the prior year period and 4.5% ex-Advocacy; YTD organic net revenue declined 4% versus the prior year period and 2.8% ex-Advocacy. This follows 16% organic net revenue growth in 2022
•Q2 net loss of $10 million versus net income of $25 million in the prior year period; YTD net loss of $15 million versus net income of $58 million in the prior year period
•Q2 net loss attributable to Stagwell Inc. common shareholders of $5 million versus net income of $10 million in the prior year period; YTD net loss attributable to Stagwell Inc. common shareholders of $4 million versus net income of $23 million in the prior year period
•Q2 Adjusted EBITDA of $91 million, a decrease of 18% versus the prior year period; YTD Adjusted EBITDA of $163 million, a decrease of 23% versus the prior year period
•Q2 Adjusted EBITDA Margin of 17% on net revenue; YTD Adjusted EBITDA Margin of 15% on net revenue
•Q2 loss per share attributable to Stagwell Inc. common shareholders of $0.04
•Q2 Adjusted earnings per share attributable to Stagwell Inc. common shareholders of $0.16; YTD Adjusted earnings per share of $0.29
•Q2 net new business of $75 million; YTD net new business of $128 million

“Stagwell posted sequential quarter-over-quarter improvements in revenue, EBITDA and margin, and our new business wins hit a quarter billion dollars in the last 12 months as they accelerated to record levels,” said Mark Penn, Chairman and CEO of Stagwell. “We remain bullish about H2 2023 and 2024 and we expect to see significant growth across all metrics throughout the rest of the year,” he added. “It is clear, however, that our industry is facing headwinds caused by economic uncertainty and especially tech client reorganizations, the effects of which we believe are temporary.”

“We are beginning to see a return to a more normal business environment, and the emergence of Generative AI is providing a runway for future work that we believe will explode in the next 12 to 18 months,” Penn said. “We are already in the market with Generative AI products, and our Stagwell Marketing Cloud Group revenue was nearly $50 million this quarter as we push the frontiers of technology in marketing AI and AR.”

Frank Lanuto, Chief Financial Officer, commented: “Management responded appropriately, adjusting costs to align with our revenue structure as we continue to strengthen our balance sheet, cash flow generation, and initiatives to centralize our shared service platform, all of which will result in stronger margins over the next couple of quarters. We believe we are coming off the bottom of an economic and political cycle.”

Financial Outlook
2023 financial guidance is as follows:
•Organic Net Revenue growth of 0% – 2%
•Adjusted EBITDA of $410 million – $440 million
•Free Cash Flow Conversion of 50% – 60%
•Adjusted EPS of $0.76 - $0.85
•Guidance assumes no impact from foreign exchange, acquisitions or dispositions.

* The Company has excluded a quantitative reconciliation with respect to the Company’s 2023 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information.

Video Webcast
Management will host a video webcast on Tuesday, August 8, 2023, at 8:30 a.m. (ET) to discuss results for Stagwell Inc. for the three and six months ended June 30, 2023. The video webcast will be accessible at https://stgw.io/Q2Earnings. An investor presentation has been posted on our website at www.stagwellglobal.com and may be referred to during the webcast.

A recording of the webcast will be accessible one hour after the webcast and available for ninety days at www.stagwellglobal.com.

Stagwell Inc.
Stagwell is the challenger network built to transform marketing. We deliver scaled creative performance for the world's most ambitious brands, connecting culture-moving creativity with leading-edge technology to harmonize the art and science of marketing. Led by entrepreneurs, our 13,000+ specialists in 34+ countries are unified under a single purpose: to drive effectiveness and improve business results for their clients. Join us at www.stagwellglobal.com.

Contacts
For Investors:
Ben Allanson
Ir@stagwellglobal.com

For Press:
Beth Sidhu
Pr@stagwellglobal.com

Non-GAAP Financial Measures
In addition to its reported results, Stagwell Inc. has included in this earnings release certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:
(1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year.
(2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.
(3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items.
(4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding, (if dilutive). Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules.
(5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments.
(6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results.
Included in this earnings release are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance and future prospects, business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “guidance,” “intend,” “look,” “may,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section.

Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:
•risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients;
•the continued impact of the coronavirus pandemic (“COVID-19”), and evolving strains of COVID-19 on the economy and demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties;
•inflation and actions taken by central banks to counter inflation;
•the Company’s ability to attract new clients and retain existing clients;
•the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements;
•financial failure of the Company’s clients;
•the Company’s ability to retain and attract key employees;
•the Company’s ability to compete in the markets in which it operates;
•the Company’s ability to achieve its cost saving initiatives;
•the Company’s implementation of strategic initiatives;
•the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration;
•the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions that complement and expand the Company’s business capabilities;
•the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products;
•an inability to realize expected benefits of the combination of the Company’s business with the business of MDC Partners Inc. (the “Transactions”) and other completed, pending, or contemplated acquisitions;
•adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs;
•the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions;
•the Company’s unremediated material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting;
•the Company’s ability to protect client data from security incidents or cyberattacks;
•economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflict between Russia and Ukraine), terrorist activities and natural disasters;
•stock price volatility; and
•foreign currency fluctuations.

Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2022 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6,

2023, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

SCHEDULE 1
STAGWELL INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$632,265	$672,913	$1,254,709	$1,315,816
Operating Expenses
Cost of services	402,431	424,661	816,329	836,631
Office and general expenses	162,522	165,423	321,358	309,935
Depreciation and amortization	35,488	32,231	68,965	63,435
Impairment and other losses	10,562	2,266	10,562	2,823
	611,003	624,581	1,217,214	1,212,824
Operating Income	21,262	48,332	37,495	102,992
Other income (expenses):
Interest expense, net	(23,680)	(18,151)	(41,869)	(36,880)
Foreign exchange, net	(1,478)	70	(2,148)	(236)
Other, net	(416)	(121)	(196)	35
	(25,574)	(18,202)	(44,213)	(37,081)
Income (loss) before income taxes and equity in earnings of non-consolidated affiliates	(4,312)	30,130	(6,718)	65,911
Income tax expense	5,717	5,421	8,101	8,610
Income (loss) before equity in earnings of non-consolidated affiliates	(10,029)	24,709	(14,819)	57,301
Equity in income (loss) of non-consolidated affiliates	(216)	(190)	(443)	840
Net income (loss)	(10,245)	24,519	(15,262)	58,141
Net (income) loss attributable to noncontrolling and redeemable noncontrolling interests	5,552	(14,056)	11,012	(35,003)
Net income (loss) attributable to Stagwell Inc. common shareholders	$(4,693)	$10,463	$(4,250)	$23,138
Earnings (Loss) Per Common Share:
Basic	$(0.04)	$0.08	$(0.04)	$0.19
Diluted	$(0.04)	$0.08	$(0.04)	$0.18
Weighted Average Number of Common Shares Outstanding:
Basic	115,400	126,425	120,272	124,367
Diluted	115,400	296,414	120,272	298,843

SCHEDULE 2
STAGWELL INC.
UNAUDITED COMPONENTS OF NET REVENUE CHANGE
(amounts in thousands)

		Net Revenue - Components of Change					Change
	Three Months Ended June 30, 2022	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Three Months Ended June 30, 2023	Organic	Total

Integrated Agencies Network	$313,441	$(1,687)	$1,682	$(10,281)	$(10,286)	$303,155	(3.3)%	(3.3)%
Brand Performance Network	171,874	(2,444)	3,812	(7,581)	(6,213)	165,661	(4.4)%	(3.6)%
Communications Network	68,322	(94)	849	(7,433)	(6,678)	61,644	(10.9)%	(9.8)%
All Other	2,679	—	9,931	(4,010)	5,921	8,600	(149.7)%	221.0%
	$556,316	$(4,225)	$16,274	$(29,305)	$(17,256)	$539,060	(5.3)%	(3.1)%

		Net Revenue - Components of Change					Change
	Six Months Ended June 30, 2022	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Six Months Ended June 30, 2023	Organic	Total

Integrated Agencies Network	$617,107	$(4,481)	$4,163	$(20,730)	$(21,048)	$596,059	(3.4)%	(3.4)%
Brand Performance Network	327,356	(6,563)	9,727	(1,925)	1,239	328,595	(0.6)%	0.4%
Communications Network	132,701	(374)	1,918	$(19,629)	(18,085)	114,616	(14.8)%	(13.6)%
All Other	5,789	(157)	18,969	(3,149)	15,663	21,452	(54.4)%	270.6%
	$1,082,953	$(11,575)	$34,777	$(45,433)	$(22,231)	$1,060,722	(4.2)%	(2.1)%

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma Adjusted EBITDA.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2023, resulting in an update to our reportable segments (Networks). The change in reportable segments was that Mono, previously in the Integrated Agencies Network, is now within Allison & Partners in the Communications Network, and Storyline (a Brand specializing in research and survey generation), previously in the Communications Network, is now within Constellation in the Integrated Agencies Network. Periods presented prior to the first quarter of 2023 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 3
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended June 30, 2023

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$303,155	$165,661	$61,644	$8,600	$—	$539,060
Billable costs	51,186	22,367	19,652	—	—	93,205
Revenue	354,341	188,028	81,296	8,600	—	632,265

Billable costs	51,186	22,367	19,652	—	—	93,205
Staff costs	183,285	105,868	38,357	10,246	8,437	346,193
Administrative costs	28,285	24,928	8,714	(3,800)	8,065	66,192
Unbillable and other costs, net	16,770	14,092	126	4,510	9	35,507
Adjusted EBITDA (1)	74,815	20,773	14,447	(2,356)	(16,511)	91,168

Stock-based compensation	1,041	964	418	127	7,996	10,546
Depreciation and amortization	20,214	8,548	2,719	2,066	1,941	35,488
Deferred acquisition consideration	1,109	161	(893)	15	—	392
Impairment and other losses	9,175	1,387	—	—	—	10,562
Other items, net (1)	4,625	3,289	488	787	3,729	12,918
Operating income (loss)	$38,651	$6,424	$11,715	$(5,351)	$(30,177)	$21,262

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma Adjusted EBITDA.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2023, resulting in an update to our reportable segments (Networks). The change in reportable segments was that Mono, previously in the Integrated Agencies Network, is now within Allison & Partners in the Communications Network, and Storyline (a Brand specializing in research and survey generation), previously in the Communications Network, is now within Constellation in the Integrated Agencies Network. Periods presented prior to the first quarter of 2023 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 4
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Six Months Ended June 30, 2023

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$596,059	$328,595	$114,616	$21,452	$—	$1,060,722
Billable costs	88,074	72,773	33,140	—	—	193,987
Revenue	684,133	401,368	147,756	21,452	—	1,254,709

Billable costs	88,074	72,773	33,140	—	—	193,987
Staff costs	370,978	210,464	78,434	20,733	15,261	695,870
Administrative costs	57,451	48,010	17,470	(605)	12,042	134,368
Unbillable and other costs, net	33,430	25,927	252	7,485	—	67,094
Adjusted EBITDA (1)	134,200	44,194	18,460	(6,161)	(27,303)	163,390

Stock-based compensation	9,239	1,621	925	159	10,606	22,550
Depreciation and amortization	38,857	16,792	5,432	4,014	3,870	68,965
Deferred acquisition consideration	7,100	(1,018)	(354)	(1,248)	—	4,480
Impairment and other losses	9,175	1,387	—	—	—	10,562
Other items, net (1)	7,650	5,281	1,093	787	4,527	19,338
Operating income (loss)	$62,179	$20,131	$11,364	$(9,873)	$(46,306)	$37,495

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2023, resulting in an update to our reportable segments (Networks). The change in reportable segments was that Mono, previously in the Integrated Agencies Network, is now within Allison & Partners in the Communications Network, and Storyline (a Brand specializing in research and survey generation), previously in the Communications Network, is now within Constellation in the Integrated Agencies Network. Periods presented prior to the first quarter of 2023 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 5
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended June 30, 2022

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$313,441	$171,874	$68,322	$2,679	$—	$556,316
Billable costs	63,735	22,422	30,440	—	—	116,597
Revenue	377,176	194,296	98,762	2,679	—	672,913

Billable costs	63,735	22,422	30,440	—	—	116,597
Staff costs	194,688	102,284	43,269	2,664	6,563	349,468
Administrative costs	31,250	24,002	7,734	493	2,870	66,349
Unbillable and other costs, net	17,127	11,889	157	7	—	29,180
Adjusted EBITDA (1)	70,376	33,699	17,162	(485)	(9,433)	111,319

Stock-based compensation	4,663	4,969	649	—	2,850	13,131
Depreciation and amortization	17,990	8,643	2,544	750	2,304	32,231
Deferred acquisition consideration	6,181	3,773	3,518	—	—	13,472
Impairment and other losses	784	—	—	1,482	—	2,266
Other items, net (1)	730	1,449	65	22	(379)	1,887
Operating income (loss)	$40,028	$14,865	$10,386	$(2,739)	$(14,208)	$48,332

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma Adjusted EBITDA.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2023, resulting in an update to our reportable segments (Networks). The change in reportable segments was that Mono, previously in the Integrated Agencies Network, is now within Allison & Partners in the Communications Network, and Storyline (a Brand specializing in research and survey generation), previously in the Communications Network, is now within Constellation in the Integrated Agencies Network. Periods presented prior to the first quarter of 2023 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 6
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Six Months Ended June 30, 2022

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$617,107	$327,356	$132,701	$5,789	$—	$1,082,953
Billable costs	108,820	64,727	59,316	—	—	232,863
Revenue	725,927	392,083	192,017	5,789	—	1,315,816

Billable costs	108,820	64,727	59,316	—	—	232,863
Staff costs	386,784	198,308	84,095	5,200	15,719	690,106
Administrative costs	56,859	41,042	14,802	1,188	8,752	122,643
Unbillable and other costs, net	34,200	23,059	204	10	—	57,473
Adjusted EBITDA (1)	139,264	64,947	33,600	(609)	(24,471)	212,731

Stock-based compensation	9,736	6,229	406	8	4,773	21,152
Depreciation and amortization	36,850	16,839	5,104	1,251	3,391	63,435
Deferred acquisition consideration	4,856	5,905	4,608	—	—	15,369
Impairment and other losses	784	557	—	1,482	—	2,823
Other items, net (1)	1,494	2,510	137	22	2,797	6,960
Operating income (loss)	$85,544	$32,907	$23,345	$(3,372)	$(35,432)	$102,992

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

Note: The Company made changes to its internal management and reporting structure in the first quarter of 2023, resulting in an update to our reportable segments (Networks). The change in reportable segments was that Mono, previously in the Integrated Agencies Network, is now within Allison & Partners in the Communications Network, and Storyline (a Brand specializing in research and survey generation), previously in the Communications Network, is now within Constellation in the Integrated Agencies Network. Periods presented prior to the first quarter of 2023 have been recast to reflect the reclassification of certain reporting units (Brands) between operating segments.

SCHEDULE 7
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Three Months Ended June 30, 2023

	GAAP	Adjustments	Non-GAAP
Net income (loss) attributable to Stagwell Inc. common shareholders	$(4,693)	$23,635	$18,942
Net income attributable to Class C shareholders	—	25,529	25,529
Net income (loss) attributable to Stagwell Inc. and Class C and adjusted net income	$(4,693)	$49,164	$44,471

Weighted average number of common shares outstanding	115,400	9,135	124,535
Weighted average number of common Class C shares outstanding	—	155,821	155,821
Weighted average number of shares outstanding	115,400	164,956	280,356

EPS and Adjusted Diluted EPS	$(0.04)		$0.16

Adjustments to Net income (loss) (1)
	Pre-Tax	Tax	Net
Amortization	$28,690	$(7,401)	$21,289
Impairment and other losses	10,562	(1,237)	9,325
Stock-based compensation	10,546	(2,786)	7,760
Deferred acquisition consideration	392	(212)	180
Other items, net	12,918	(3,165)	9,753
Tax adjustments	—	5,409	5,409
Total add-backs	$63,108	$(9,392)	$53,716
Net loss attributable to Class C shareholders			(4,552)
			$49,164

Allocation of adjustments to Net income (loss)
Net income attributable to Stagwell Inc. common shareholders			$23,635

Net income attributable to Class C shareholders			30,081
Net loss attributable to Class C shareholders			(4,552)
			25,529
			$49,164

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

SCHEDULE 8
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Six Months Ended June 30, 2023

	GAAP	Adjustments	Non-GAAP
Net income (loss) attributable to Stagwell Inc. common shareholders	$(4,250)	$41,996	$37,746
Net income attributable to Class C shareholders	—	45,732	45,732
Net income (loss) attributable to Stagwell Inc. and Class C and adjusted net income	(4,250)	87,728	83,478

Weighted average number of common shares outstanding	120,272	9,356	129,628
Weighted average number of common Class C shares outstanding	—	158,351	158,351
Weighted average number of shares outstanding	120,272	167,707	287,979

EPS and Adjusted Diluted EPS	$(0.04)		$0.29

Adjustments to Net Income (loss)(1)
	Pre-Tax	Tax	Net
Amortization	$55,422	$(12,747)	$42,675
Impairment and other losses	10,562	(1,237)	9,325
Stock-based compensation	22,550	(5,187)	17,363
Deferred acquisition consideration	4,480	(1,030)	3,450
Other items, net	19,338	(4,448)	14,890
Tax adjustments	—	7,742	7,742
Total add-backs	$112,352	$(16,907)	$95,445
Net loss attributable to Class C shareholders			(7,717)
			$87,728

Allocation of adjustments to net income (loss)
Net income attributable to Stagwell Inc. common shareholders			$41,996

Net income attributable to Class C shareholders			53,449
Net loss attributable to Class C shareholders			(7,717)
			45,732
			$87,728

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

SCHEDULE 9
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Three Months Ended June 30, 2022

	GAAP	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders	$10,463	$19,964	$30,427
Net income attributable to Class C shareholders	14,020	25,297	39,317
Net income (loss) attributable to Stagwell Inc. and Class C and adjusted net income	24,483	45,261	69,744

Weighted average number of common shares outstanding	131,603	—	131,603
Weighted average number of common Class C shares outstanding	164,811	—	164,811
Weighted average number of shares outstanding	296,414	—	296,414

Diluted EPS and Adjusted Diluted EPS	$0.08		$0.24

Adjustments to Net income (1)
	Pre-Tax	Tax	Net
Amortization	$25,166	$(5,033)	$20,133
Impairment and other losses	2,266	(453)	1,813
Stock-based compensation	13,131	(2,626)	10,505
Deferred acquisition consideration	13,472	(2,694)	10,778
Other items, net	1,887	(407)	1,480
Tax adjustments	—	552	552
	$55,922	$(10,661)	$45,261

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

SCHEDULE 10
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Six Months Ended June 30, 2022

	GAAP	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders	$23,138	$35,828	$58,966
Net income attributable to Class C shareholders	31,741	45,397	77,138
Net income attributable to Stagwell Inc. and Class C and adjusted net income	54,879	81,225	136,104

Weighted average number of common shares outstanding	131,267	—	131,267
Weighted average number of common Class C shares outstanding	167,576	—	167,576
Weighted average number of shares outstanding	298,843	—	298,843

Diluted EPS and Adjusted Diluted EPS	$0.18		$0.46

Adjustments to Net income(1)
	Pre-Tax	Tax	Net
Amortization	$50,070	$(10,014)	$40,056
Impairment and other losses	2,823	(565)	2,258
Stock-based compensation	21,152	(4,230)	16,922
Deferred acquisition consideration	15,369	(3,074)	12,295
Other items, net	6,960	(1,392)	5,568
Tax adjustments	—	4,126	4,126
	$96,374	$(15,149)	$81,225

(1) Adjusted Diluted EPS is defined within the Non-GAAP Financial Measures section of the Executive Summary.

SCHEDULE 11
STAGWELL INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	June 30, 2023	December 31, 2022

ASSETS
Current Assets
Cash and cash equivalents	$105,284	$220,589
Accounts receivable, net	646,310	645,846
Expenditures billable to clients	106,871	93,077
Other current assets	97,083	71,443
Total Current Assets	955,548	1,030,955
Fixed assets, net	86,929	98,878
Right-of-use assets - operating leases	242,733	273,567
Goodwill	1,578,832	1,566,956
Other intangible assets, net	868,928	907,529
Other assets	120,064	115,447
Total Assets	$3,853,034	$3,993,332
LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$338,613	$357,253
Accrued media	162,219	240,506
Accruals and other liabilities	205,751	248,477
Advance billings	306,470	337,034
Current portion of lease liabilities - operating leases	76,494	76,349
Current portion of deferred acquisition consideration	96,781	90,183
Total Current Liabilities	1,186,328	1,349,802
Long-term debt	1,487,430	1,184,707
Long-term portion of deferred acquisition consideration	17,688	71,140
Long-term lease liabilities - operating leases	263,888	294,049
Deferred tax liabilities, net	46,783	40,109
Other liabilities	60,598	69,780
Total Liabilities	3,062,715	3,009,587
Redeemable Noncontrolling Interests	28,129	39,111
Commitments, Contingencies and Guarantees
Shareholders' Equity
Common shares - Class A & B	116	132
Common shares - Class C	2	2
Paid-in capital	309,521	491,899
Retained earnings	27,496	29,445
Accumulated other comprehensive loss	(13,244)	(38,941)
Stagwell Inc. Shareholders' Equity	323,891	482,537
Noncontrolling interests	438,299	462,097
Total Shareholders' Equity	762,190	944,634
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity	$3,853,034	$3,993,332

SCHEDULE 12
STAGWELL INC.
UNAUDITED SUMMARY CASH FLOW DATA
(amounts in thousands)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net income	$(15,262)	$58,141
Adjustments to reconcile net income to cash used in operating activities:
Stock-based compensation	22,550	21,152
Depreciation and amortization	68,965	63,435
Impairment and other losses	10,562	2,823
Deferred income taxes	3,884	(1,325)
Adjustment to deferred acquisition consideration	4,480	15,390
Other, net	(3,328)	(4,418)
Changes in working capital:
Accounts receivable	4,255	(78,342)
Expenditures billable to clients	(13,180)	20,386
Other assets	4,117	(8,555)
Accounts payable	(25,972)	(33,228)
Accrued expenses and other liabilities	(169,210)	(109,232)
Advance billings	(32,795)	(46,391)
Deferred acquisition related payments	(3,212)	(7,107)
Net cash used in operating activities	(144,146)	(107,271)
Cash flows from investing activities:
Capital expenditures	(7,953)	(12,539)
Acquisitions, net of cash acquired	(4,965)	(38,326)
Capitalized software	(10,356)	(1,928)
Other	(6,844)	(2,144)
Net cash used in investing activities	(30,118)	(54,937)
Cash flows from financing activities:
Repayment of borrowings under revolving credit facility	(800,500)	(473,000)
Proceeds from borrowings under revolving credit facility	1,102,500	660,500
Shares repurchased and cancelled	(199,363)	(29,765)
Distributions to noncontrolling interests	(15,408)	(36,498)
Payment of deferred consideration	(28,558)	(52,431)
Purchase of noncontrolling interest	—	(3,600)
Debt issuance costs	(150)	—
Net cash provided by financing activities	58,521	65,206
Effect of exchange rate changes on cash and cash equivalents	438	6,395
Net decrease in cash and cash equivalents	(115,305)	(90,607)
Cash and cash equivalents at beginning of period	220,589	184,009
Cash and cash equivalents at end of period	$105,284	$93,402